UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21727

First Trust Mortgage Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust
Mortgage Income Fund (FMY)

Semi-Annual Report
For the Six Months Ended
April 30, 2024

Table of Contents
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2024
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Mortgage Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust Mortgage Income Fund (FMY)
Semi-Annual Letter from the Chairman and CEO
April 30, 2024
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Mortgage Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended April 30, 2024.
On March 16, 2022, the Federal Reserve (the “Fed”) initiated the first of what have been eleven increases to the Federal Funds target rate thus far in the current cycle. Given its potential impact, financial pundits have been debating the direction and timing of the Fed’s interest rate policy ever since. In December 2023, the Fed gave some guidance, announcing that it expected to implement up to three interest rate cuts totaling 75 basis points (“bps”) in 2024. Investors responded to the news with exuberance. In the U.S., the S&P 500® Index surged by 10.56% on a total return basis in the first quarter of 2024, adding to its already stunning 26.29% total return in 2023. For comparison, the yield on the 10-Year Treasury Note (“T-Note”) stood at 3.80% on December 27, 2023, down a stunning 119 bps from its most recent high of 4.99% set just months prior on October 19, 2023. Bond yields generally move in the opposite direction of prices. Given this relationship, the decline in the 10-Year T-Note’s yield is indicative of investor’s desire to lock in higher income payments prior to the Fed reducing its policy rate.
At this point, it makes sense to step back and highlight several ways the Fed’s interest rate policy has impacted the U.S. economy. We’ll start with the good news. On April 30, 2024, inflation, as measured by the trailing 12-month rate on the Consumer Price Index, stood at 3.4%, down significantly from its most recent peak of 9.1% set in June 2022. Additionally, the higher Federal Funds target rate has been a boon for those investors with assets in fixed income, money market, and other interest-bearing accounts. The total value of assets held in U.S. money market accounts stood at $6.0 trillion on May 1, 2024, nearly double where it stood just five years ago. Notably, the weekly yield on the benchmark U.S. Treasury 3-Month Money Market Index more than doubled from 2.40% to 5.32% between the end of April 2019 and April 2024.
Now for the not-so-good news. Higher interest rates often restrict the ability of consumers and businesses to spend and finance growth, respectively. While the consumer has remained relatively unscathed thus far, evidence that they are stretching their budgets is mounting. The Federal Reserve Bank of New York reported that the total balance of U.S. credit card debt stood at a record $1.13 trillion at the end of 2023, while the average annual percentage rate for all cards rose to a record 21.59% in the first quarter of 2024. Perhaps unsurprisingly, delinquency rates have been surging. Data from the Federal Reserve Bank of St. Louis revealed that the delinquency rate on credit card loans for all U.S. commercial banks rose to 3.10% in the fourth quarter of 2023, up from 2.62% in the fourth quarter of 2019 (pre-COVID-19). In April 2024, 43% of small and mid-sized U.S. businesses were unable to pay their rent on time and in full. In addition, higher interest rates are impacting economic growth. In the U.S., real gross domestic product growth was a tepid 1.6% in the first quarter of 2024, far below consensus expectations of 2.5%. Not even the U.S. government is immune to the impacts of higher interest rates. At the end of the first quarter of 2024, the interest payments paid by the Federal government stood at a record $1.06 trillion, nearly double their total of $0.56 trillion at the end of the fourth quarter of 2019.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE”
As of April 30, 2024 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	FMY
Common Share Price	$11.81
Common Share Net Asset Value (“NAV”)	$12.36
Premium (Discount) to NAV	(4.45)%
Net Assets Applicable to Common Shares	$52,093,172
Current Distribution per Common Share(1)	$0.0825
Current Annualized Distribution per Common Share	$0.9900
Current Distribution Rate on Common Share Price(2)	8.38%
Current Distribution Rate on NAV(2)	8.01%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	6 Months Ended 4/30/24	1 Year Ended 4/30/24	5 Years Ended 4/30/24	10 Years Ended 4/30/24	Inception (5/25/05) to 4/30/24
Fund Performance(3)
NAV	9.85%	6.32%	1.83%	2.37%	4.61%
Market Value	13.07%	10.33%	3.04%	2.90%	4.11%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	5.32%	-2.19%	-0.98%	0.72%	2.60%

(1)
Most recent distribution paid through April 30, 2024. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of April 30, 2024. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

First Trust Mortgage Income Fund (FMY)
“AT A GLANCE” (Continued)
As of April 30, 2024 (Unaudited)

Portfolio Characteristics
Weighted Average Effective Long Duration	6.2 Years
Weighted Average Effective Short Duration	0.2 Years

Fund Allocation	% of Net Assets
Mortgage-Backed Securities	57.4%
U.S. Government Agency Mortgage-Backed Securities	38.4
Asset-Backed Securities	8.4
Money Market Funds	4.1
Put Options Written	(0.1)
Net Other Assets and Liabilities(4)	(8.2)
Total	100.0%

Credit Quality(5)	% of Total Investments
AAA	16.5%
AA+	0.1
AA	0.2
A+	3.7
A	2.0
BBB+	1.3
BBB	3.7
BBB-	7.5
BB	3.1
BB-	4.0
B+	0.6
B	1.1
B-	1.4
CCC	0.0*
CCC-	0.0*
CC	0.7
Not Rated	19.7
Agency	30.6
Cash & Cash Equivalents	3.8
Total	100.0%

*	Amount is less than 0.1%.

(4)
Includes variation margin on futures contracts.
(5)
The ratings are by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings, DBRS, Inc., Kroll Bond Rating Agency, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. A credit rating is an assessment provided by a NRSRO, of the creditworthiness of an issuer with respect to debt obligations. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. “NR” indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the fund, and not to the fund or its shares. U.S. Agency and U.S. Agency mortgage-backed securities appear under “Agency.” Credit ratings are subject to change.

Portfolio Commentary
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2024 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust Mortgage Income Fund (the “Fund” or “FMY”) and offers customized portfolio management using its structured, quantitative approach to security selection.
Portfolio Management Team
Jeremiah Charles – Senior Vice President and Senior Portfolio Manager, First Trust Government & Securitized Products Group
James Snyder – Senior Vice President and Senior Portfolio Manager, First Trust Government & Securitized Products Group
Owen Aronson –  Vice President and Portfolio Manager, First Trust Government & Securitized Products Group
Commentary
First Trust Mortgage Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of the Fund’s investment advisor, offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
Market Recap
The fiscal year began much like the last two years in the bond market left off, with elevated volatility, mortgage and securitized spreads under pressure and significant debate around the path of monetary policy. Nearing the tail end of the 2023 calendar year, certain measures of inflation began to show some progress toward the Federal Reserve’s (the “Fed”) stated goal. This apparently gave Fed Chairman Jerome Powell enough comfort to explicitly state that the Fed was now considering when to cut rates. Much to no one’s surprise, this prompted a fairly violent reaction in the bond market as investors clamored to buy duration and prepare for what they thought would be an easing campaign. Despite continued strength in the labor market and historical evidence demonstrating just how difficult it can be to truly dampen, and ultimately put out, the inflationary fire, the market decided it wasn’t worth fighting the Fed, and ultimately began to price in six 25 basis points (“bps”) interest rate cuts into the yield curve. On the back of this euphoria, risk assets began to tighten on expectations of easier monetary policy ahead. Unfortunately for many, this proved to be somewhat short-lived as both measures of inflation remained stickier than hoped, and the labor market continued to show outright strength. As such, over the six-month period ended April 30, 2024, yields first plunged, and then began an outright retracement as data came in and various Fed speakers, including Chairman Powell, began to walk back the December 2023 policy pivot. As several of these interest rate cuts were taken out of market expectations, yields continued to reprice higher and higher, pushing the entire curve toward 5% levels once again. Volatility remains high, and investors must be able to adjust to this new world in fixed income relative to the post-Great Financial Crisis of 2007-2008 (“GFC”) era, which was defined by heavy-handed government intervention and artificially suppressed volatility. Yes, it is safe to say that the aggressive campaign the Fed was forced to undertake when it was far too late to respond to the impending inflation debacle helped cause the banking issues and subsequent fallout. Think about this for a second though; the Fed was still buying bonds via quantitative easing even as the Consumer Price Index blew past 7%!  This embedded stimulus, and massive money supply which rained down on the U.S. economy, is still sloshing around the system. Undoing this will take resolve, and time, in our view. We expect and believe investors should expect volatility to remain elevated, particularly if one simply is accustomed to the post-GFC era defined by 0% Federal Fund policy. We believe that understanding duration, convexity and volatility embedded in a bond portfolio will be critical for successful outcomes as we navigate these post-peak inflationary times.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2024 (Unaudited)
Performance
Average Annual Total Returns
	6 Months Ended 4/30/24	1 Year Ended 4/30/24	5 Years Ended 4/30/24	10 Years Ended 4/30/24	Inception (5/25/05) to 4/30/24
Fund Performance(1)
NAV	9.85%	6.32%	1.83%	2.37%	4.61%
Market Value	13.07%	10.33%	3.04%	2.90%	4.11%
Index Performance
Bloomberg U.S. Mortgage Backed Securities (MBS) Index	5.32%	-2.19%	-0.98%	0.72%	2.60%

Performance of a $10,000 Initial Investment
October 31, 2013 - April 30, 2024
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$13,875
$10,893
10/31/13
10/31/14
10/31/15
10/31/16
10/31/17
10/31/18
10/31/19
10/31/20
10/31/21
10/31/22
10/31/23
4/30/24
First Trust Mortgage Income Fund
Bloomberg U.S. Mortgage Backed Securities (MBS) Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance. Performance in securitized product investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
Performance Analysis
For the six-month period ended April 30, 2024, the Fund returned 9.85% on a net asset value (“NAV”) basis and 13.07% on a market price basis.
For the same period, the Bloomberg U.S. Mortgage Backed Securities (MBS) Index (the “Benchmark”) returned 5.32%. On a NAV basis, the Fund outperformed the Benchmark by 453 bps, net of fees.
Typically, the Fund is structured with a lower and more stable duration profile, which in a broader bond market rally, would likely cause it to underperform its longer duration Benchmark. However, with bond market yields still at levels not experienced in over a decade, the Fund has continued to run a longer duration than is typical, predominantly by using Treasury futures. On the asset side, the Fund reduced its opportunistic allocation to Commercial Mortgage-Backed Securities (“CMBS”) as it took advantage of the significant tightening in select CMBS holdings and locked in spread tightening gains. On the other side of that, the Fund increased its overall Non-Agency Residential Mortgage-Backed Securities (“RMBS”) allocation and added attractively priced, discount Agency Collateralized Mortgage Obligation Floaters. It’s important to keep in mind that while the Fund reduced its overall CMBS allocation, it continues to hold a sizeable allocation to the sector. CMBS, and more broadly, commercial real estate, faces ongoing challenges ahead,

(1)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary (Continued)
First Trust Mortgage Income Fund (FMY)
Semi-Annual Report
April 30, 2024 (Unaudited)
and has already experienced spread widening to compensate for such risk. The portfolio management team put capital to work in bonds that were believed to be money good, would benefit from extension or workout scenarios, and such challenges were already reflected in the asset pricing at the time of investment. Coupled with a rigorous bond and asset level surveillance process, we believe this allocation allows the Fund to take advantage of opportunities in the market and allowed the Fund to achieve its primary objective of a high level of current income more easily. Additionally, while the size of the position has shrunk, the Fund is currently using a very modest amount of To-Be-Announced (“TBA”) leverage to tactically take positions in Agency MBS. The Fund’s usage of futures to manage duration was beneficial to the strategy over the six-month period ended April 30, 2024 as interest rates declined modestly. The Fund’s use of options had minimal impact on the Fund’s performance during the period. As a reminder, over the last three years, through April 30, 2024, which includes this most recent bear market cycle, the Fund has outperformed the Benchmark by over 1450 bps on a NAV basis, net of fees.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution rate began the period at $0.0700 per share and ended at $0.0825 per share. At the $0.0825 per share monthly distribution rate, the annualized distribution rate at April 30, 2024 was 8.01% at NAV and 8.38% at market price. The final determination of the source and tax status of all 2024 distributions will be made after the end of 2024 and will be provided on Form1099-DIV. Not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook
The U.S. bond market traded down fiercely in April 2024 on another month of both strong economic data and elevated inflation. The Fed, ever present to prematurely celebrate improved inflation results dating back to last year, were then required to walk back Chairman Powell’s more dovish comments. The market seems to be pricing U.S. interest rates to stay elevated, but participants have been fickle; most likely as many have only managed money in a sub-2% interest rate environment and have had difficulty adjusting to the current inflationary economic regime. As such, throughout the bear bond market, many market participants have played by a non-inflationary rule book consistently predicting in the forward rate markets a more accommodative Fed. They have not understood properly how much of the pandemic stimulus was structural, in our opinion. In our view, we contend the bond market will continue to be disappointed concerning Fed rate cuts so long as the economy remains solid, and it has shown little signs of meaningful weakening lately. That being said, the economy is not invincible and monetary policy works with lags, so we do believe that better days lie ahead for fixed income when the economy slows, although it might be a longer wait than many realize. We are not unnerved by any single economic number, and equally important, we steadfastly stay focused on the political and economic realities that this Fed must manage in 2024. One last point, investors should stay strategic as we believe the bear bond market is largely over, and therefore, all bond retreats should be viewed as opportunities to extend duration, particularly for those overinvested in either cash or risk assets.
We remain committed to finding value across the various credit sectors of the mortgage and securitized market, but also along the term spectrum of the U.S. yield curve. Given the massive increase in interest rates over the last 24 months, we have maintained a longer duration profile as duration risks feel more balanced and perhaps, near 5%, more skewed to go lower. We remain opportunistic buyers of longer bonds and will extend duration if the long maturity sector moves toward and through 5% yield levels. To us, these real yield levels continue to provide adequate compensation for these stickier levels of inflation, and equally important, the expected slow-down in the U.S. economy. We remain committed to actively managing the convexity component in the Fund’s portfolio and will look to continue to manage the Fund to a more stable duration target than the Benchmark; meaning we do not want to extend in duration as interest rates rise, and conversely, and at this point in the cycle, most importantly, we do not want to shorten or lose duration into a rally. From an asset allocation perspective, at what we believe are ongoing attractive valuations, we plan to maintain meaningful allocations to select CMBS, RMBS and asset-backed securities credit opportunities, while capturing intermediate to longer maturity opportunities in Agency MBS TBA and Treasury futures. In our view, this approach provides higher current yield, income, total return, and spread protection for shareholders. As an ongoing reminder, as part of the investment team’s ongoing Agency MBS strategy, a portion of the agency securities have been, and will continue to be, invested in the interest-only sectors in an attempt to increase the income and economic earnings of the portfolio. We believe this strategy can be very effective with proper security selection, particularly when combined with appropriate yield curve management. We plan to continue to maintain a tradeable portfolio as that is critical to being able to act should opportunities arise.

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments
April 30, 2024 (Unaudited)

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES – 57.4%
	Collateralized Mortgage Obligations – 26.3%
	Banc of America Mortgage Trust
$27,520	Series 2002-L, Class 1A1 (a)	3.21%	12/01/32	$20,647
	Citigroup Mortgage Loan Trust
60,559	Series 2005-6, Class A1, US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10% (b)	7.56%	09/01/35	59,722
9,069	Series 2009-10, Class 1A1 (a) (c)	5.68%	09/01/33	8,933
	Connecticut Avenue Securities Trust
1,000,000	Series 2024-R02, Class 1B2, 30 Day Average SOFR + 3.70% (b) (c)	9.03%	02/25/44	1,007,491
	Countrywide Home Loan Mortgage Pass-Through Trust
173,963	Series 2006-HYB5, Class 3A1A (a)	5.01%	09/01/36	151,769
	GSR Mortgage Loan Trust
1,958	Series 2003-10, Class 1A12 (a)	5.63%	10/01/33	1,854
77,908	Series 2005-AR1, Class 4A1 (a)	3.67%	01/01/35	66,129
	JP Morgan Mortgage Trust
23,889	Series 2006-A2, Class 5A3 (a)	6.09%	11/01/33	22,935
352,808	Series 2015-IVR2, Class A5 (a) (c)	6.90%	01/01/45	351,825
	LHOME Mortgage Trust
1,000,000	Series 2023-RTL2, Class M, steps up to 11.00% on 1/25/2026 (c) (d)	9.00%	06/25/28	936,477
1,000,000	Series 2024-RTL1, Class M, steps up to 13.45% on 8/25/2026 (c) (d)	11.95%	01/25/29	991,833
800,000	Series 2024-RTL2, Class M, steps up to 13.08% on 10/25/2026 (c) (d)	11.58%	03/25/29	800,154
	MASTR Alternative Loan Trust
3,544,967	Series 2006-2, Class 2A3, 1 Mo. CME Term SOFR + CSA + 0.35% (b)	5.78%	03/25/36	374,644
	NYMT Loan Trust
1,000,000	Series 2024-BPL1, Class A2, steps up to 10.12% on 7/25/2026 (c) (d)	8.62%	02/25/29	983,945
	Onslow Bay Mortgage Loan Trust
1,189,691	Series 2021-NQM4, Class A1 (c)	1.96%	10/01/61	971,421
	Pretium Mortgage Credit Partners I LLC
1,000,000	Series 2021-NPL2, Class A2, steps up to 7.84% on 6/27/2025 (c) (d)	3.84%	06/27/60	877,162
	PRKCM Trust
1,000,000	Series 2021-AFC1, Class B2 (c)	3.95%	08/01/56	624,159
	PRPM Trust
259,139	Series 2020-6, Class A2, steps up to 8.70% on 11/25/2024 (c) (d)	7.70%	11/25/25	246,034
725,000	Series 2024-NQM1, Class M1 (a) (c)	6.71%	12/01/68	713,407
	Residential Accredit Loans, Inc.
66,710	Series 2006-QO1, Class 2A1, 1 Mo. CME Term SOFR + CSA + 0.54% (b)	5.97%	02/25/46	37,048
649,590	Series 2006-QS6, Class 1AV, IO (a)	0.77%	06/01/36	13,301
	Residential Asset Securitization Trust
18,603	Series 2004-A3, Class A7	5.25%	06/01/34	17,264
	Roc Mortgage Trust
1,000,000	Series 2021-RTL1, Class M (c)	6.68%	08/25/26	922,708
	Starwood Mortgage Residential Trust
857,823	Series 2022-3, Class A1 (c)	4.16%	03/01/67	806,918
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5,061	Series 2001-SB1, Class A2	3.38%	08/01/31	5,043
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	VCAT LLC
$1,000,000	Series 2021-NPL5, Class A2, steps up to 7.84% on 8/25/2025 (c) (d)	3.84%	08/25/51	$917,553
1,000,000	Series 2021-NPL6, Class A2, steps up to 7.97% on 9/25/2025 (c) (d)	3.97%	09/25/51	920,982
	Verus Securitization Trust
533,000	Series 2021-5, Class B2 (c)	3.94%	09/01/66	352,387
425,000	Series 2021-R2, Class B2 (c)	4.26%	02/01/64	301,938
	Washington Mutual Alternative Mortgage Pass-Through Certificates
9,822	Series 2007-5, Class A11, (1 Mo. CME Term SOFR + CSA) x -6 + 39.48% (e)	6.89%	06/25/37	9,024
	WinWater Mortgage Loan Trust
208,064	Series 2015-3, Class B1 (a) (c)	3.84%	03/01/45	187,916
				13,702,623
	Commercial Mortgage-Backed Securities – 31.1%
	Aventura Mall Trust
1,250,000	Series 2018-AVM, Class D (a) (c)	4.25%	07/01/40	1,064,226
	BAMLL Commercial Mortgage Securities Trust
1,000,000	Series 2013-WBRK, Class A (a) (c)	3.65%	03/01/37	927,693
	BANK
22,179,257	Series 2017-BNK7, Class XA, IO (a)	0.85%	09/01/60	394,791
	BBCMS Mortgage Trust
1,000,000	Series 2018-TALL, Class A, 1 Mo. CME Term SOFR + CSA + 0.87% (b) (c)	6.24%	03/15/37	951,312
	Benchmark Mortgage Trust
21,149,030	Series 2018-B5, Class XA, IO (a)	0.61%	07/01/51	324,166
	CCRE Commercial Mortgage Securities L.P.
7,827,095	CFCRE Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2017-C8, Class XA, IO (a)	1.64%	06/01/50	262,981
	CD Commercial Mortgage Trust
8,571,104	Series 2018-CD7, Class XA, IO (a)	0.80%	08/01/51	201,312
	Citigroup Commercial Mortgage Trust
4,133,148	Series 2015-GC29, Class XA, IO (a)	1.15%	04/01/48	25,075
8,499,676	Series 2016-GC37, Class XA, IO (a)	1.81%	04/01/49	186,764
5,686,083	Series 2016-P4, Class XA, IO (a)	2.05%	07/01/49	167,967
	COMM Mortgage Trust
122,774,000	Series 2014-UBS6, Class XB, IO (a) (c)	0.11%	12/01/47	24,162
3,829,000	Series 2015-CCRE26, Class XD, IO (a) (c)	1.36%	10/01/48	57,296
13,810,440	Series 2015-LC21, Class XA, IO (a)	0.76%	07/01/48	62,299
	Credit Suisse Mortgage Trust
1,000,000	Series 2022-CNTR, Class A, 1 Mo. CME Term SOFR + 3.94%, 4.09% Floor (b) (c)	9.27%	01/25/25	918,428
	CSAIL Commercial Mortgage Trust
5,860,204	Series 2020-C19, Class XA, IO (a)	1.22%	03/01/53	279,958
	FIVE Mortgage Trust
25,827,115	Series 2023-V1, Class XA, IO	0.89%	02/01/56	576,113
	Great Wolf Trust
1,000,000	Series 2024-WOLF, Class E, 1 Mo. CME Term SOFR + 3.64% (b) (c)	8.96%	03/15/39	1,002,245
	GS Mortgage Securities Corp Trust
1,000,000	Series 2018-3PCK, Class C, 1 Mo. CME Term SOFR + CSA + 3.50% (b) (c)	8.94%	09/15/31	979,795
	GS Mortgage Securities Trust
823,474	Series 2012-GCJ9, Class D (a) (c)	4.75%	11/01/45	752,470
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MORTGAGE-BACKED SECURITIES (Continued)
	Commercial Mortgage-Backed Securities (Continued)
	Houston Galleria Mall Trust
$1,000,000	Series 2015-HGLR, Class D (c)	3.98%	03/01/37	$948,378
	JP Morgan Chase Commercial Mortgage Securities Trust
20,046,135	Series 2016-JP4, Class XA, IO (a)	0.71%	12/01/49	222,935
969,086	Series 2018-PHH, Class A, 1 Mo. CME Term SOFR + CSA + 1.21%, 2.71% Floor (b) (c)	6.58%	06/15/35	907,907
	Life Mortgage Trust
614,356	Series 2021-BMR, Class F, 1 Mo. CME Term SOFR + CSA + 2.35% (b) (c)	7.79%	03/15/38	593,941
489,519	Series 2021-BMR, Class G, 1 Mo. CME Term SOFR + CSA + 2.95% (b) (c)	8.39%	03/15/38	470,908
	LSTAR Commercial Mortgage Trust
23,356,410	Series 2017-5, Class X, IO (a) (c)	0.98%	03/01/50	337,832
	Morgan Stanley Bank of America Merrill Lynch Trust
6,807,009	Series 2014-C16, Class XA, IO (a)	0.98%	06/01/47	172
1,681,760	Series 2014-C19, Class XA, IO (a)	1.03%	12/01/47	1,719
5,632,500	Series 2014-C19, Class XE, IO (a) (c)	1.28%	12/01/47	38,411
423,147	Series 2016-C31, Class XA, IO (a)	1.40%	11/01/49	9,705
	Morgan Stanley Capital I Trust
2,180,000	Series 2016-UBS9, Class XD, IO (a) (c)	1.75%	03/01/49	55,299
1,320,000	Series 2019-L2, Class C (a)	5.14%	03/01/52	1,107,586
	VMC Finance
493,001	Series 2021-HT1, Class A, 1 Mo. CME Term SOFR + CSA + 1.65% (b) (c)	7.08%	01/18/37	484,452
	Wells Fargo Commercial Mortgage Trust
1,119,120	Series 2015-C26, Class XA, IO (a)	1.29%	02/01/48	5,344
1,034,000	Series 2016-NXS6, Class C (a)	4.54%	11/01/49	934,465
	WFLD Mortgage Trust
1,000,000	Series 2014-MONT, Class A (a) (c)	3.88%	08/01/31	909,875
				16,187,982
	Total Mortgage-Backed Securities			29,890,605
	(Cost $31,950,372)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES – 38.4%
	Collateralized Mortgage Obligations – 17.4%
	Federal Home Loan Mortgage Corp.
105,785	Series 2439, Class XI, IO, if (30 Day Average SOFR + CSA) x -1 + 7.74% is less than 7.50%, then 6.50%, otherwise 0.00% (e)	6.50%	03/01/32	13,424
531,921	Series 2975, Class SJ, IO, (30 Day Average SOFR + CSA) x -1 + 6.65% (e)	1.21%	05/15/35	31,967
13,580	Series 3451, Class SB, IO, (30 Day Average SOFR + CSA) x -1 + 6.03% (e)	0.59%	05/15/38	747
193,448	Series 3471, Class SD, IO, (30 Day Average SOFR + CSA) x -1 + 6.08% (e)	0.64%	12/15/36	12,423
7,590	Series 4021, Class IP, IO	3.00%	03/01/27	206
136,475	Series 4057, Class YI, IO	3.00%	06/01/27	4,021
268,760	Series 4082, Class PI, IO	3.00%	06/01/27	7,849
211,678	Series 4206, Class IA, IO	3.00%	03/01/33	14,901
1,012,166	Series 4959, Class JF, 30 Day Average SOFR + CSA + 0.45% (b)	5.89%	03/25/50	988,632
1,055,967	Series 4990, Class AF, 30 Day Average SOFR + CSA + 0.40% (b)	5.84%	07/25/50	1,028,630
998,589	Series 5004, Class FG, 30 Day Average SOFR + CSA + 0.40% (b)	5.84%	08/25/50	963,442
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Federal Home Loan Mortgage Corp. STACR REMIC Trust
$1,000,000	Series 2020-DNA1, Class B2, 30 Day Average SOFR + CSA + 5.25% (b) (c)	10.69%	01/25/50	$1,087,411
1,000,000	Series 2020-HQA2, Class B2, 30 Day Average SOFR + CSA + 7.60% (b) (c)	13.04%	03/25/50	1,180,420
500,000	Series 2024-HQA1, M2, 30 Day Average SOFR + 2.00% (b) (c)	7.33%	03/25/44	501,064
	Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
43,933	Series T-56, Class APO, PO	(f)	05/01/43	33,301
	Federal Home Loan Mortgage Corp., STRIPS
11,563	Series 177, IO	7.00%	07/01/26	552
	Federal National Mortgage Association
8,248	Series 1996-46, Class ZA	7.50%	11/01/26	8,253
35	Series 1997-85, Class M, IO	6.50%	12/01/27	0
14,083	Series 2002-80, Class IO, IO	6.00%	09/01/32	772
39,861	Series 2003-15, Class MS, IO, (30 Day Average SOFR + CSA) x -1 + 8.00% (e)	2.56%	03/25/33	3,645
45,771	Series 2003-44, Class IU, IO	7.00%	06/01/33	6,470
44,897	Series 2005-6, Class SE, IO, (30 Day Average SOFR + CSA) x -1 + 6.70% (e)	1.26%	02/25/35	2,893
25,676	Series 2007-100, Class SM, IO, (30 Day Average SOFR + CSA) x -1 + 6.45% (e)	1.01%	10/25/37	1,749
139,897	Series 2007-37, Class SB, IO, (30 Day Average SOFR + CSA) x -1 + 6.75% (e)	1.31%	05/25/37	12,227
294,177	Series 2008-17, Class BE	5.50%	10/01/37	280,852
562,567	Series 2010-103, Class ID, IO	5.00%	09/01/40	86,494
33,734	Series 2010-99, Class SG, (30 Day Average SOFR + CSA) x -5 + 25.00%, 0.00% Floor (b) (e)		09/01/40	30,925
213,854	Series 2011-81, Class PI, IO	3.50%	08/01/26	4,040
144,197	Series 2012-112, Class BI, IO	3.00%	09/01/31	1,773
1,226,848	Series 2012-125, Class MI, IO	3.50%	11/01/42	167,292
16,897	Series 2013-132, Class SW, (30 Day Average SOFR + CSA) x -2.67 + 10.67%, 0.00% Floor (b) (e)		01/01/44	11,055
1,463,961	Series 2013-32, Class IG, IO	3.50%	04/01/33	124,633
1,228,435	Series 2015-20, Class ES, IO, (30 Day Average SOFR + CSA) x -1 + 6.15% (e)	0.71%	04/25/45	123,877
48,293	Series 2015-76, Class BI, IO	4.00%	10/01/39	508
168,142	Series 2016-74, Class LI, IO	3.50%	09/01/46	41,170
2,267,551	Series 2017-109, Class SJ, IO, (30 Day Average SOFR + CSA) x -1 + 6.20% (e)	0.76%	01/25/48	221,835
1,959,395	Series 5179, Class GZ	2.00%	01/01/52	955,617
	Federal National Mortgage Association, STRIPS
12,877	Series 305, Class 12, IO (g)	6.50%	12/01/29	995
27,080	Series 355, Class 18, IO	7.50%	11/01/33	3,406
410,391	Series 406, Class 6, IO (g)	4.00%	01/01/41	66,047
	Government National Mortgage Association
99,262	Series 2005-33, Class AY	5.50%	04/01/35	98,958
122,491	Series 2007-68, Class PI, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.65% (e)	1.22%	11/20/37	2,711
100,000	Series 2008-2, Class HB	5.50%	01/01/38	97,194
104,803	Series 2008-73, Class SK, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.74% (e)	1.31%	08/20/38	4,521
193,936	Series 2013-104, Class YS, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.15% (e)	0.72%	07/16/43	10,775
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Continued)
	Collateralized Mortgage Obligations (Continued)
	Government National Mortgage Association (Continued)
$3,401,602	Series 2015-158, Class KS, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.25% (e)	0.82%	11/20/45	$341,595
76,858	Series 2016-139, Class MZ	1.50%	07/01/45	56,334
164,027	Series 2017-4, Class CZ	3.00%	01/01/47	122,421
135,347	Series 2017-H18, Class DZ (g)	4.63%	09/01/67	121,557
9,500,534	Series 2020-13, Class BT, IO, (1 Mo. CME Term SOFR + CSA) x -1 + 6.20%, Capped at 0.50% (e)	0.50%	11/20/45	187,653
				9,069,237
	Commercial Mortgage-Backed Securities – 11.4%
	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
30,000,000	Series K043, Class X3, IO (a)	1.69%	02/01/43	322,431
14,500,000	Series K071, Class X3, IO (a)	2.08%	11/01/45	912,088
4,000,000	Series K110, Class X3, IO (a)	3.52%	06/01/48	637,160
4,326,216	Series K118, Class X3, IO (a)	2.79%	10/25/48	574,795
1,900,000	Series K122, Class X3, IO (a)	2.72%	01/01/49	252,019
3,343,856	Series K128, Class X3, IO (a)	2.88%	04/01/31	488,464
1,831,144	Series K739, Class X3, IO (a)	2.90%	11/25/48	141,876
2,454,000	Series K755, Class X3, IO (a)	5.64%	02/01/59	712,195
322,855,755	Series KBX1, Class X1, IO (a)	0.24%	01/01/26	209,501
4,571,896	Series KG06, Class X3, IO (a)	2.83%	10/01/31	669,551
	Federal National Mortgage Association, ACES
15,150,000	Series 2019-M29, Class X4, IO	0.70%	03/01/29	366,295
	Freddie Mac Multiclass Certificates
5,732,127	Series 2021-P011, Class X1, IO (a)	1.78%	09/01/45	655,526
				5,941,901
	Pass-through Security – 9.6%
	Fannie Mae or Freddie Mac
2,500,000	Pool TBA (h)	3.50%	06/01/54	2,156,550
3,000,000	Pool TBA (h)	5.00%	06/01/54	2,842,640
				4,999,190
	Total U.S. Government Agency Mortgage-Backed Securities			20,010,328
	(Cost $23,091,982)
ASSET-BACKED SECURITIES – 8.4%
	Adams Outdoor Advertising LP
1,000,000	Series 2023-1, Class B (c)	8.81%	07/15/53	1,017,713
	CoreVest American Finance Trust
284,812	Series 2021-1, Class A (c)	1.57%	04/01/53	262,073
8,736,742	Series 2021-3, Class XA, IO (a) (c)	2.53%	10/01/54	382,246
	Exeter Automobile Receivables Trust
750,000	Series 2024-1A, Class E (c)	7.89%	08/15/31	737,140
	Gracie Point International Funding LLC
692,000	Series 2024-1A, Class D, 90 Day Average SOFR + 7.15% (b) (c)	12.51%	03/01/28	693,193
	Mid-State Capital Corp. Trust
99,466	Series 2005-1, Class A	5.75%	01/01/40	97,727
	PAGAYA AI Debt Trust
218,168	Series 2022-3, Class A (c)	6.06%	03/15/30	218,053
1,000,000	Series 2024-3, Class D (c)	9.00%	10/15/31	959,510
	Total Asset-Backed Securities			4,367,655
	(Cost $4,393,285)

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Shares	Description	Value
MONEY MARKET FUNDS – 4.1%
2,156,587	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class - 5.15% (i)	$2,156,587
	(Cost $2,156,587)

Total Investments – 108.3%	56,425,175
(Cost $61,592,226)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
PUT OPTIONS WRITTEN – (0.1)%
(10)	U.S. 10-Year Treasury Futures Put	$(1,074,375)	$109.00	08/23/24	(24,062)
(10)	U.S. 5-Year Treasury Futures Put	(1,047,422)	105.25	08/23/24	(12,422)
(10)	U.S. Treasury Long Bond Futures Put	(1,138,125)	108.00	08/23/24	(11,719)
	Total Put Options Written				(48,203)
	(Premiums received $21,015)

Net Other Assets and Liabilities – (8.2)%	(4,283,800)
Net Assets – 100.0%	$52,093,172
Futures Contracts (See Note 2C - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
10-Year U.S. Treasury Note Futures	Long	48	Jun 2024	$5,157,000	$(136,641)
CME Ultra Long Term U.S. Treasury Bond Future	Long	1	Jun 2024	119,562	(719)
Ultra 10-Year U.S. Treasury Note Futures	Long	52	Jun 2024	5,731,375	(174,547)
US Treasury 2 Year Note Futures	Long	20	Jun 2024	4,053,125	(35,836)
US Treasury 5 Year Note Futures	Long	24	Jun 2024	2,513,813	(54,296)
US Treasury Bond Futures	Long	22	Jun 2024	2,503,875	(78,156)
				$20,078,750	$(480,195)

(a)	Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment’s underlying collateral. The interest rate resets periodically.
(b)	Floating or variable rate security.
(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s investment advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2024, securities noted as such amounted to $31,386,696 or 60.3% of net assets.

(d)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at April 30, 2024.
(e)	Inverse floating rate security.
(f)	Zero coupon security.
(g)	Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.
(h)	All or portion of this security is part of a mortgage dollar roll agreement (see Note 2I - Mortgage Dollar Rolls and TBA Transactions in the Notes to Financial Statements).
(i)	Rate shown reflects yield as of April 30, 2024.

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Portfolio of Investments (Continued)
April 30, 2024 (Unaudited)
Abbreviations throughout the Portfolio of Investments:
ACES	– Alternative Credit Enhancement Securities
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
IO	– Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
PO	– Principal-Only Security
REMIC	– Real Estate Mortgage Investment Conduit
SOFR	– Secured Overnight Financing Rate
STACR	– Structured Agency Credit Risk
STRIPS	– Separate Trading of Registered Interest and Principal of Securities
TBA	– To-Be-Announced Security

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of April 30, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 4/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Mortgage-Backed Securities	$29,890,605	$—	$29,890,605	$—
U.S. Government Agency Mortgage-Backed Securities	20,010,328	—	20,010,328	—
Asset-Backed Securities	4,367,655	—	4,367,655	—
Money Market Funds	2,156,587	2,156,587	—	—
Total Investments	$56,425,175	$2,156,587	$54,268,588	$—

LIABILITIES TABLE
	Total Value at 4/30/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts*	$(480,195)	$(480,195)	$—	$—
Written Options	(48,203)	(48,203)	—	—
Total	$(528,398)	$(528,398)	$—	$—

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Futures Contracts table. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.

See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Assets and Liabilities
April 30, 2024 (Unaudited)

ASSETS:
Investments, at value	$ 56,425,175
Restricted Cash	498,605
Receivables:
Investment securities sold	5,013,092
Interest	552,564
Prepaid expenses	34,312
Total Assets	62,523,748
LIABILITIES:
Options contracts written, at value	48,203
Payables:
Investment securities purchased	10,187,445
Variation margin	89,531
Audit and tax fees	44,611
Investment advisory fees	36,481
Administrative fees	11,099
Custodian fees	6,657
Shareholder reporting fees	4,309
Transfer agent fees	1,494
Financial reporting fees	746
Total Liabilities	10,430,576
NET ASSETS	$52,093,172
NET ASSETS consist of:
Paid-in capital	$ 63,705,638
Par value	42,131
Accumulated distributable earnings (loss)	(11,654,597)
NET ASSETS	$52,093,172
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$12.36
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	4,213,115
Investments, at cost	$61,592,226
Premiums received on options contracts written	$21,015
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statement of Operations
For the Six Months Ended April 30, 2024 (Unaudited)

INVESTMENT INCOME:
Interest	$ 2,350,805
Other	10,307
Total investment income	2,361,112
EXPENSES:
Investment advisory fees	221,816
Audit and tax fees	36,501
Administrative fees	24,008
Shareholder reporting fees	14,008
Listing expense	12,077
Trustees’ fees and expenses	12,053
Transfer agent fees	9,545
Legal fees	9,218
Financial reporting fees	4,600
Custodian fees	4,067
Other	7,581
Total expenses	355,474
NET INVESTMENT INCOME (LOSS)	2,005,638
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	88,728
Purchased options contracts	(5,525)
Written options contracts	23,826
Futures contracts	529,451
Net realized gain (loss)	636,480
Net change in unrealized appreciation (depreciation) on:
Investments	2,395,052
Written options contracts	(31,380)
Futures contracts	(278,211)
Net change in unrealized appreciation (depreciation)	2,085,461
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,721,941
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,727,579
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Statements of Changes in Net Assets

	Six Months Ended 4/30/2024 (Unaudited)	Year Ended 10/31/2023
OPERATIONS:
Net investment income (loss)	$ 2,005,638	$ 3,184,605
Net realized gain (loss)	636,480	(1,998,206)
Net change in unrealized appreciation (depreciation)	2,085,461	147,764
Net increase (decrease) in net assets resulting from operations	4,727,579	1,334,163
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(2,032,828)	(2,864,918)
Total increase (decrease) in net assets	2,694,751	(1,530,755)
NET ASSETS:
Beginning of period	49,398,421	50,929,176
End of period	$ 52,093,172	$ 49,398,421
COMMON SHARES:
Common Shares at end of period	4,213,115	4,213,115
See Notes to Financial Statements

First Trust Mortgage Income Fund (FMY)
Financial Highlights
For a Common Share outstanding throughout each period

	Six Months Ended 4/30/2024 (Unaudited)	Year Ended October 31,
2023		2022	2021	2020	2019
Net asset value, beginning of period	$ 11.72	$ 12.09	$ 13.92	$ 14.45	$ 14.91	$ 14.96
Income from investment operations:
Net investment income (loss)	0.48 (a)	0.76 (a)	0.50	0.44	0.44	0.34
Net realized and unrealized gain (loss)	0.64	(0.45)	(1.67)	(0.25)	(0.18)	0.33
Total from investment operations	1.12	0.31	(1.17)	0.19	0.26	0.67
Distributions paid to shareholders from:
Net investment income	(0.48)	(0.68)	(0.43)	(0.35)	(0.63)	(0.50)
Return of capital	—	—	(0.23)	(0.37)	(0.09)	(0.22)
Total distributions paid to Common Shareholders	(0.48)	(0.68)	(0.66)	(0.72)	(0.72)	(0.72)
Net asset value, end of period	$12.36	$11.72	$12.09	$13.92	$14.45	$14.91
Market value, end of period	$11.81	$10.88	$11.01	$13.70	$13.40	$13.99
Total return based on net asset value (b)	9.85%	2.88%	(8.38)%	1.51%	2.12%	5.08%
Total return based on market value (b)	13.07%	4.88%	(15.22)%	7.74%	0.93%	13.37%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 52,093	$ 49,398	$ 50,929	$ 58,647	$ 60,878	$ 62,832
Ratio of total expenses to average net assets	1.36% (c)	1.36%	1.33%	1.31%	1.33%	1.33%
Ratio of net investment income (loss) to average net assets	7.69% (c)	6.18%	3.86%	3.11%	3.03%	2.29%
Portfolio turnover rate	149%	143%	44%	67%	28%	69%

(a)	Based on average shares outstanding.
(b)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c)	Annualized.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
1. Organization
First Trust Mortgage Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on February 22, 2005, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FMY” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks to preserve capital. The Fund pursues its objectives by investing primarily in mortgage-backed securities (“MBS”) representing part ownership in a pool of either residential or commercial mortgage loans that, in the opinion of First Trust Advisors L.P. (“First Trust” or the “Advisor”), offer an attractive combination of credit quality, yield and maturity. There can be no assurance the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor’s Pricing Committee in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Shares of open-end funds are valued based on NAV per share.
Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and ask price, if

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
both are available. Over-the-counter options contracts are valued as follows, depending on the market in which the investment trades: (1) the mean of the most recent bid and ask price, if available; or (2) a price based on the equivalent exchange-traded option.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the fundamental business data relating to the issuer;
 2)
available market prices for the fixed-income security;
 3)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 4)
the type, size and cost of the security;
 5)
the financial statements of the issuer;
 6)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 7)
the information as to any transactions in or offers for the security;
 8)
the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
 9)
the coupon payments;
10)
the quality, value and salability of collateral, if any, securing the security;
11)
the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management;
12)
the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
13)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of April 30, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
The Fund invests in interest-only securities. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status and the related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2024, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $498,605 is shown as “Restricted Cash” on the Statement of Assets and Liabilities.
D. Options Contracts
The Fund may invest in exchange-listed options on U.S. Treasury securities, exchange-listed options on U.S. Treasury futures contracts, exchange-listed U.S. Treasury futures contracts, exchange-listed options on secured overnight financing rate futures contracts and options on interest-rate swap agreements. The Fund uses derivative instruments primarily to hedge interest rate risk and actively manage interest rate exposure. The primary risk exposure is interest rate risk.
The Fund may purchase (buy) or write (sell) put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option contract may be closed out by an offsetting purchase or sale of a futures option of the same series. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in “Options written, at value” on the Statement of Assets and Liabilities. When the Fund purchases (buys) an option, the premium paid represents the cost of the option, which is included in “Premiums paid on options purchased” on the Statement of Assets and Liabilities. Options are marked-to-market daily and their value is affected by changes in the value of the underlying security, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying securities, and the remaining time to the option’s expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or the trading volume diminishes.
The Fund uses options on futures contracts in connection with hedging strategies. Generally, these strategies are applied under the same market and market sector conditions in which the Fund uses put and call options on securities. The purchase of put options on futures contracts is analogous to the purchase of puts on securities so as to hedge the Fund’s securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the futures contract. If the price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund may incur a loss (depending on the original sale price of the option), which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire. Realized gains and losses on written options are included in “Net realized gain (loss) on written options contracts” on the Statement of Operations. Realized gains and losses on purchased options are included in “Net realized gain (loss) on purchased options contracts” on the Statement of Operations.
The Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. The Fund will pledge in a segregated account at the Fund’s custodian, liquid assets, such as cash, U.S. government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be pledged in the segregated account whenever the total value of the pledged assets falls below the amount due on the underlying obligation.
The risks associated with the use of options on future contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund’s successful use of options on futures contracts depends on the Advisor’s ability to correctly forecast the movement in prices on futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to option.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
E. Inverse Floating-Rate Securities
An inverse floating-rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed-rate security. These instruments are typically used to enhance the yield of the portfolio and have the effect of creating leverage. These securities, if any, are identified on the Portfolio of Investments.
F. Stripped Mortgage-Backed Securities
Stripped Mortgage-Backed Securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security known as an interest-only security (“IO Security”) and all of the principal is distributed to holders of another type of security known as a principal-only security. These securities, if any, are identified on the Portfolio of Investments.
G. Interest-Only Securities
An IO Security is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.
H. Principal-Only Securities
A principal-only security (“PO Security”) is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.
I. Mortgage Dollar Rolls and TBA Transactions
The Fund may invest, without limitation, in mortgage dollar rolls. The Fund intends to enter into mortgage dollar rolls only with high quality securities dealers and banks, as determined by the Fund’s investment advisor. In a mortgage dollar roll, the Fund will sell (or buy) mortgage-backed securities for delivery on a specified date and simultaneously contract to repurchase (or sell) substantially similar (same type, coupon and maturity) securities on a future date. Mortgage dollar rolls are recorded as separate purchases and sales in the Fund. The Fund may also invest in to-be-announced transactions (“TBA Transactions”). A TBA Transaction is a method of trading mortgage-backed securities. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and the seller agree on general trade parameters such as agency, settlement date, par amount and price.
J. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended October 31, 2023, was as follows:

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
Distributions paid from:
Ordinary income	$2,864,918
Capital gains	—
Return of capital	—
As of October 31, 2023, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$179,390
Undistributed capital gains	—
Total undistributed earnings	179,390
Accumulated capital and other losses	(3,670,720)
Net unrealized appreciation (depreciation)	(10,858,018)
Total accumulated earnings (losses)	(14,349,348)
Other	—
Paid-in capital	63,747,769
Total net assets	$49,398,421
K. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2023, the Fund had non-expiring capital loss carryforwards available for federal income tax purposes of $3,670,720.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2023, the Fund did not incur any net late year ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of April 30, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of April 30, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$61,571,211	$534,783	$(6,209,217)	$(5,674,434)
L. Expenses
The Fund will pay all expenses directly related to its operations.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.85% of the Fund’s Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2024, were $49,942,975 and $15,648,779, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2024, were $57,867,754 and $12,267,068, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at April 30, 2024, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures contracts	Interest Rate Risk	Unrealized appreciation on futures contracts*	$ —	Unrealized depreciation on futures contracts*	$ 480,195
Options contracts	Interest Rate Risk	Options contracts purchased, at value	—	Options contracts written, at value	48,203
*Includes cumulative appreciation/depreciation on futures contracts as reported in the Fund’s Portfolio of Investments. Only the current day’s variation margin is presented on the Statement of Assets and Liabilities.
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

Notes to Financial Statements (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on purchased options contracts	$(5,525)
Net realized gain (loss) on written options contracts	23,826
Net change in unrealized appreciation (depreciation) on written options contracts	(31,380)
Net realized gain (loss) on futures contracts	529,451
Net change in unrealized appreciation (depreciation) on futures contracts	(278,211)
During the six months ended April 30, 2024, the notional value of futures contracts opened and closed were $77,277,322 and $71,381,289, respectively.
During the six months ended April 30, 2024, the premiums for purchased options opened were $123,858, and the premiums for purchased options closed, exercised and expired were $123,858.
During the six months ended April 30, 2024, the premiums for written options opened were $58,932 and the premiums for written options closed, exercised and expired were $44,922.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 30, 2024. At the Annual Meeting, Thomas R. Kadlec and Richard E. Erickson were elected by the Common Shareholders of First Trust Mortgage Income Fund as Class II Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2027. The number of votes cast in favor of Mr. Kadlec was 3,525,821 and the number of votes withheld was 43,364.  The number of votes cast in favor of Mr. Erickson was 3,515,340 and the number of votes withheld was 53,845. Denise M. Keefe, Robert F. Keith, James A. Bowen, Niel B. Nielson, and Bronwyn Wright are the other current and continuing Trustees.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund.  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Collateralized Mortgage Obligations Risk. Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities and are a type of mortgage-backed security.  CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments.  CMO tranches are often specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. A risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates and will affect the yield and price of CMOs. Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or other obligated party) more slowly than anticipated, causing the value of these debt securities to fall. Rising interest rates tend to extend the duration of debt securities, making their market value more sensitive to changes in interest rates. The value of longer-term debt securities generally changes more in response to changes in interest rates than shorter-term debt securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Fixed-Income Securities Risk. An investment in fixed-income securities is subject to certain risks, including:
•
Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services. In addition, an issuer of fixed-income securities may default on its obligation to pay interest and repay principal.
•
Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities or loans at market interest rates that are below the Fund portfolio’s current earnings rate.

Futures Contracts Risk. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments or indices underlying the futures contracts and the price of the futures contracts; (b) possible

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid. Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. The Fund invests in securities that are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Interest Rate and Duration Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed income securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general.
Many financial instruments use or may use a floating rate based upon the LIBOR. The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, has ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2022. There is no assurance that any alternative reference rate, including the Secured Overnight Financing Rate (“SOFR”) will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors, and they could result in losses to the Fund.
In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Inverse floating rate securities generally will underperform the market for fixed rate securities in a rising interest rate environment. An inverse floating rate security’s price may be more volatile than that of a fixed rate security.
In the case of stripped mortgage-backed securities, in general, when interest rates are falling and prepayment rates are increasing, the value of a principal only security (“PO Security”) will rise and the value of an interest only security (“IO Security”) will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, in general, the value of a PO Security will fall and the value of an IO Security will rise. Yields on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Mortgage-Backed Securities Risk. The Fund invests in mortgage-backed securities, representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property.  These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. A mortgage-backed security may be negatively affected by the quality of the mortgages underlying such security and the structure of its issuer. For example, if a mortgage underlying a particular mortgage-backed security defaults, the value of that security may decrease. Moreover, a downturn in the markets for residential or commercial real estate or a general economic downturn could negatively affect both the price and liquidity of privately issued mortgage-backed securities. Mortgage-backed securities are subject to prepayment risk, which is the risk that the borrowers under the mortgage loans underlying a Fund’s mortgage-backed securities might pay off their mortgage loans sooner than expected, which could happen when interest rates fall or for other reasons, which could cause the value of the Fund’s mortgage-backed securities to fall. Moreover, if the underlying mortgage loans are paid off sooner than expected, the Fund may have to reinvest the proceeds in other securities that have lower yields. Mortgage-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short or medium-duration mortgage-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and likely causing its price to decline. Mortgage-backed securities issued by a private issuer, such as commercial mortgage-backed securities, generally entail greater risk than obligations directly or indirectly guaranteed by the U.S. government or a government-sponsored entity.
A portion of the Fund’s managed assets may be invested in subordinated classes of mortgage-backed securities. Such subordinated classes are subject to a greater degree of non-payment risk than are senior classes of the same issuer or agency.  In addition, under certain market conditions, the market for subordinated classes of mortgage-backed securities may not be as liquid as the market for other fixed income securities.
Given its focus in mortgage-backed securities, the Fund may be more susceptible to adverse economic, political and regulatory events that affect the value of real estate.

Non-Agency Securities Risk. Investments in asset-backed or mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loans, private mortgage insurance companies, mortgage bankers and other secondary market issuers are subject to additional risks. There are no direct or indirect government or agency guarantees of payments in loan pools created by non-government issuers. Securities issued by private issuers are subject to the credit risks of such issuers. An unexpectedly high rate of defaults on the loan pool may adversely affect the value of a non-agency security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of pools that include subprime loans. Non-agency securities are typically traded “over-the-counter” rather than on a securities exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, the non-agency mortgage-related

Additional Information (Continued)
First Trust Mortgage Income Fund (FMY)
April 30, 2024 (Unaudited)
securities held by the Fund may be particularly difficult to value because of the complexities involved in assessing the value of the underlying loans.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust currently manages and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust has a financial incentive to leverage the Fund.

TBA Transactions Risk. The Fund may purchase securities via TBA (To Be Announced) Transactions. In such a transaction, the purchase price of the securities is typically fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. Purchasing securities in a TBA Transaction may give rise to investment leverage and may increase the Fund’s volatility. Default by, or bankruptcy of, a counterparty to a TBA Transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction.

Valuation Risk. The valuation of securitized assets may carry more risk than that of common stock. Uncertainties in the conditions of the financial markets, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. The Fund may hold investments in sizes smaller than institutionally-sized round lot positions (sometimes referred to as odd lots). However, third-party pricing services generally provide evaluations on the basis of institutionally-sized round lots. If the Fund sells certain of its investments in an odd lot transaction, the sale price may be less than the value at which such securities have been held by the Fund. Odd lots often trade at lower prices than institutional round lots. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR,
FUND ACCOUNTANT,
AND CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)       Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)       Not applicable.

(b)       There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)       Not applicable for this reporting period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item [18.]. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Mortgage Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	July 8, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	July 8, 2024

* Print the name and title of each signing officer under his or her signature.